                                                                    Exhibit 10.4

1-22-99                                                             CONTRACT NO.
                                                                     DAC 98-29-M


                                 AMENDMENT NO. 1

THIS AMENDMENT NO. 1 dated 1-22-99 , is made by and between MCDONNELL DOUGLAS CORPORATION, a wholly-owned subsidiary of The Boeing Company ("MDC"), having an office in the City of Long Beach, State of California, and FEDERAL EXPRESS CORPORATION ("Federal Express"), having its principal place of business in the City of Memphis, Tennessee.

                                   WITNESSETH:

     In consideration of the mutual covenants herein, MDC and Federal Express agree to amend Modification Services Agreement DAC 96-29-M dated September 16, 1996 (the "Agreement") as follows:

1. Article 2, is hereby amended to delete paragraph B.4) in its entirety and the following is inserted in lieu thereof to correct the punctuation in line 12 of the Agreement:

     "4) The items listed in the Standardization Specification, Exhibit C, Refurbish & Restoration Package, Exhibit F, and Reliability Specification, Exhibit E, constitute a catalog of work which will be selected for each Aircraft or Option Aircraft by Federal Express through issuance of an MJCS. The labor price chargeable to Federal Express by MDC for accomplishment of these Services shall be determined by adding the total of applicable items shown on the applicable MJCS at the labor prices specified in Exhibit K (or Article 3 if performed under an ASR) as applicable. Parts for these Services shall be charged to Federal Express at prices determined in accordance with Article 4. It is understood that the work defined in Exhibit C is based on aircraft effectivities which are different from the Aircraft. Federal Express has the responsibility to adapt the engineering orders to the Aircraft. To the extent the work content (in man-hours) for the revised engineering orders is materially different from the work content for the revisions defined herein, the line item costs defined herein will be adjusted by mutual agreement. The MJCS shall be delivered to MDC forty-five (45) days prior to the Delivery of each Aircraft or Option Aircraft and shall concur with the Services previously indicated in accordance with Paragraph 2.B.2) and 2.B.3), and shall further specify the specific Services described in Exhibits C, F and E which are to be performed on each Aircraft or Option Aircraft."

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M


2.   Article 2, is hereby amended to add the following paragraphs B.5) and B.6):

     "5) Airworthiness Directives (ADs), and AD driven service bulletins shall be accomplished on the Aircraft as follows:

          a) MDC shall be responsible for the incorporation of all ADs that are required to be incorporated prior to Redelivery which affect in any way the ACF design, operation, hardware, installation or integration of ACF modifications into the Aircraft (or which are deemed to affect the operation, hardware, installation or integration of ACF modifications into the Aircraft as determined by certification authorities), with respect to form, fit or function ("ACF Design ADs"). MDC shall be responsible, at no additional cost to FedEx, for the accomplishment of all ACF Design ADs (i) which are required to be accomplished or terminated by the FAA prior to granting an MD-10 type certificate, or (ii) which must be complied with in order to obtain a certificate of airworthiness for any Aircraft receiving ACF modifications or (iii) which are issued prior to FedEx's acceptance (i.e. Redelivery) of an Aircraft which has been modified to the ACF configuration.

          b) MDC shall incorporate all ADs that exist today or that are issued and that are required to be incorporated prior to Redelivery which are mandated by the FAA as required to obtain MD-10 certification, but that are not ACF Design ADs ("MD-10 Certification ADs"), including the rectification of all discrepancies (non-routines) discovered and corrected as a result of performing MD-10 Certification ADs. FedEx shall be charged MDC's actual labor and material costs for the accomplishment of such ADs and any non-routines associated with such ADs via the ASR process. FedEx and MDC shall use their joint best efforts to negotiate with the FAA to minimize the requirement for MD-10 Certification ADs.

          c) FedEx shall be responsible for compliance with all ADs against the Aircraft which are required to operate conventional DC-10-10F and DC-10-30F freighter configurations under FAR Part 121, and are not ACF Design ADs or MD-10 Certification ADs. Any such AD compliance that is outstanding against the Aircraft at the time of Delivery shall be accomplished by MDC via the terms of the Agreement.

          d) The ADs noted in Exhibit U - MD-10 CMR ADs, have been resolved with respect to the requirement for termination of these ADs on the MD-10 by documented concurrence of the FAA that the particular AD shall be accomplished as a Certification Maintenance Requirement (CMR) on the MD-10. Should the FAA require additional ADs to be converted into CMRs, these ADs shall be added to Exhibit U, as well as the actual material cost data for such added CMRs as described further in this paragraph 5.d). Any costs incurred in converting any given AD to CMR status shall be the responsibility of MDC. The costs associated with the accomplishment of

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

               CMR inspections shall be the responsibility of FedEx and such amounts shall be determined as set forth in Paragraph 5.b) above. If the FAA should elect to remove any given AD from CMR status, and joint MDC/FedEx best efforts per Paragraph 5.b) fail to be successful in eliminating terminating action requirements for MD-10 certification, then MDC shall accomplish the terminating action for such AD and FedEx shall be charged MDC's actual labor costs as noted in Paragraph 5.b) above. For all ADs listed in Exhibit U, MDC agrees to develop actual material cost data via separate letter to FedEx by no later than February 19, 1999, and such cost data shall be incorporated into Exhibit U in a future revision, as may be mutually agreed upon between FedEx and MDC.

          e) Any FedEx selected work items listed in Exhibit C (Standardization), Exhibit F (Refurbishment) or Exhibit E (Reliability), not otherwise governed by Paragraph 5.a) or 5.b) above which FedEx incorporates into the workscope of an Aircraft ("FedEx Workscope"), shall be the responsibility of FedEx. Any service bulletin that is not an AD driven service bulletin and that is not required nor part of the FedEx Workscope and is required as part of the MDC Design, shall be the responsibility of MDC, and the intent of such service bulletin shall be included in the MDC Design at no additional charge to FedEx."

     6) For each firm Aircraft and exercised Option Aircraft in which the ACF Modification is to be accomplished, MDC shall procure three engine wire harnesses and main landing gear wire harnesses that meet the HIRF/lightning certification requirements (the "HIRF Harnesses") and supply them in a timely manner to the engine and landing gear overhaul vendors designated by FedEx or to FedEx directly as follows:

          a) For Aircraft in which the engines and/or landing gear have not had HIRF Harnesses previously provided by MDC, MDC shall ship the applicable HIRF Harnesses to the appropriate location:

               i) If the engines and/or landing gear are being sent out for overhaul, MDC shall ship the harnesses to the overhaul vendor for installation by the vendor.

               ii) If the engines and/or landing gear are not being sent out for overhaul, MDC shall ship the harnesses to the modification site for installation by MDC.

          b) For Aircraft in which the engines have not had HIRF Harnesses previously provided by MDC, but one or more of the engines on that Aircraft have already had HIRF Harnesses installed by FedEx, MDC shall:

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

               i) provide as loose load equipment at the Redelivery of that particular Aircraft the appropriate quantity of engine HIRF Harnesses for those components that have HIRF Harnesses already installed, and

               ii) ship the appropriate quantity of HIRF Harnesses to the overhaul vendors for installation by the vendor, or to the modification site for installation by MDC for those components that have not had HIRF Harnesses already installed.

          c) For Aircraft in which three engine and main landing gear HIRF Harnesses were previously provided by MDC, MDC shall not be obligated to provide additional HIRF Harnesses for that particular Aircraft, irrespective of whether or not the engines and/or landing gear on that particular Aircraft have HIRF Harnesses installed at the time of Delivery.

          d) Incremental installation costs, mutually agreed to by FedEx and MDC, for installation of engine and/or landing gear HIRF Wiring Harnesses, as compared to original DC-10 Harnesses, shall be at MDC expense.

          e) Any other HIRF wiring requirements required for MD-10 certification shall be satisfied at MDC expense.

          The harness specifications that will include the HIRF/lightning requirements will be updated through the engine and landing gear Original Equipment Manufacturer (OEM) vendor Component Maintenance Manual (CMM). FedEx shall provide a credit to MDC as noted in Exhibit K, Price, for its portion of the engine and landing gear wire harness costs. This credit is reflected in the ACF price in Exhibit K."


3. Article 5, is hereby amended to delete paragraph A.1) in its entirety and the following is inserted in lieu thereof to clarify Aircraft delivery induction:

     "1) Federal Express shall cause each Aircraft to be delivered to the Conversion Facility. It is agreed that delivery of an Aircraft by Federal Express to the Conversion Facility and acceptance of the aircraft into work by MDC through execution of Exhibit Q shall constitute Delivery. At the time of Delivery each Aircraft shall be configured in its then current configuration. MDC shall complete the Services and Redeliver each Aircraft to Federal Express at the Conversion Facility in accordance with the Schedule. If, during the accomplishment of the Services defined in Exhibits B and D, MDC discovers a structural repair that was accomplished by a previous owner of the Aircraft or by Federal Express that is serviceable under Federal Express' maintenance program standards, and such repair directly impacts the existing MDC engineering design for the previously noted Services, then MDC shall modify the engineering design and/or fabricate new parts in lieu of the standard parts for the area affected, as required, to accomplish the previously noted Services in a manner mutually agreed by MDC and Federal Express. MDC and Federal

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

          Express shall share equally in the costs for the engineering design change effort, and share equally in the incremental costs for parts and touch labor required to accommodate such repairs. Federal Express' share of the costs for such repairs as detailed above shall be charged to Federal Express via the ASR process and negotiations.

4. Article 11, is hereby amended to delete paragraph A. in its entirety and the following is inserted in lieu thereof:

     "A. All notices, approvals, requests, consents, invoices and other communications given pursuant to the Agreement shall be in writing and shall be deemed to have been duly given when received if hand-delivered, sent by courier or Federal Express service or sent by certified or registered mail, addressed as follows:

     IF TO MDC:

     McDonnell Douglas Corporation
     3855 Lakewood Blvd.
     Long Beach, California  90846
     Attn.:  MD-10 Contracts Manager
     Fax No. 562-593-0191
     SITA Code TOAMD7X

     IF TO FEDERAL EXPRESS:

     Federal Express Corporation
     3131 Democrat Road
     Mail Stop 5432
     Memphis, Tennessee  38118
     Attn.:  Managing Director, Aircraft Conversions
     Fax No. 901-224-4847

5. Exhibit I., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit I, included as Attachment A herein, Federal Express Engineering Report No. 96-051 entitled "Specification for a Rigid Cargo Barrier and Forward Cabin for FedEx DC-10-10 Aircraft", revision F, dated December 5, 1997.

6. Exhibit K., page EXH K-1, is hereby deleted in its entirety and the following is inserted in lieu thereof:

[                           *                                          ]

----------

* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

[                                    *








                                                                             ]

7. Exhibit K., Attachment E, is hereby deleted in its entirety and replaced in lieu thereof with Exhibit K, Attachment E, included as Attachment F herein, entitled "ER# 95-055 - Reliability Improvement Specification", dated November 25, 1998.

8. Exhibit K., Attachment C, is hereby deleted in its entirety and replaced in lieu thereof with Exhibit K, Attachment C, included as Attachment G herein, entitled "ER # 95-056 - Refurbish and Restoration", dated January 21, 1999.

9. Exhibit N., paragraph 3., is hereby deleted in its entirety and the following is inserted in lieu thereof:

     [                *
                                                                      ]

----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

     [                          *








                                                                      ]

10. Exhibit N., paragraph 6., is hereby deleted in its entirety and the following is inserted in lieu thereof [ *
                                                  ]

----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

     "6.  [                  *



                                                            ]

11. Exhibit N., paragraph 9., is hereby deleted in its entirety and the following is inserted in lieu thereof to correct the paragraph reference in lines 1 and 8:

     "9.  [         *






                                                                           ]

12. Exhibit P., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit P, included as Attachment B herein, entitled "Federal Express Supplied Parts Listing."

13. Exhibit S., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit S, included as Attachment C herein, entitled "FedEx Additional Services Request Authorization Form."

14. Exhibit B., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit B, included as Attachment D herein, Federal Express Engineering Report No. 95-051 entitled "Passenger to Freighter Conversion DC-10-10 / DC-10-30", revision C, dated June 12, 1998.

15. Exhibit D., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit D, included as Attachment E herein, Federal Express Engineering Report No. 95-054 entitled "DC-10 ACF", revision E, dated November 26, 1998.

16. Exhibit E., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit E, included as Attachment H herein, Federal Express Engineering Report No. 95-055

----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                           Amendment No.1
                                                                     DAC 96-29-M

     entitled "DC-10 Reliability Improvement Development", revision D, dated November 25, 1998.

17. Exhibit F., is hereby deleted in its entirety and replaced in lieu thereof with Exhibit F, included as Attachment I herein, Federal Express Engineering Report No. 95-056 entitled "DC-10 Refurbish and Restoration Specification", revision D, dated January 21, 1999.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the date first above written by their officers and agents thereunto duly authorized.




                                    AGREED AND ACCEPTED:

                                    FEDERAL EXPRESS CORPORATION
       APPROVED
   AS TO LEGAL FORM                 Signature  /s/RONALD D. WICKENS
                                               --------------------------------
SSL            1/22/99              Printed Name  RONALD D. WICKENS
----------------------                            -----------------------------
     LEGAL DEPT.
                                    Title  V.P. Strategic Projects
OK    BGW      1-22-99                    -------------------------------------

                                    MCDONNELL DOUGLAS CORPORATION

                                    Signature  /s/  Charles Streitz
                                              ---------------------------------
                                    Printed Name  CHARLES STREITZ
                                                  -----------------------------
                                    Title    Contracts Manager
                                            -----------------------------------


1-22-99                                                         Attachment B to
                                                             Amendment No. 1 to
                                                                    DAC 96-29-M

                                    EXHIBIT P



                     FEDERAL EXPRESS SUPPLIED PARTS LISTING



[                                              *







                                                                           ]


----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                          Attachment B to
                                                              Amendment No. 1 to
                                                                     DAC 96-29-M



                                    EXHIBIT P



[                                     *







                                                                           ]


----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                         Attachment B to
                                                             Amendment No. 1 to
                                                                    DAC 96-29-M

                                    EXHIBIT P



[                               *









                                                                           ]


----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                         Attachment B to
                                                             Amendment No. 1 to
                                                                    DAC 96-29-M
                                    EXHIBIT P



[                                     *








                                                                           ]


----------
* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

1-22-99                                                          Attachment C to
                                                              Amendment No. 1 to
                                                                     DAC 96-29-M



                                    EXHIBIT S


FEDEX

                           ADDITIONAL SERVICES REQUEST

                               AUTHORIZATION FORM             ASR NUMBER ______
--------------------------------------------------------------------------------
FedEx Generating Item:                       MDC W/O Number:

--------------------------------------------------------------------------------
Technical Documents and Specifications:

--------------------------------------------------------------------------------
General Description:






--------------------------------------------------------------------------------
MATERIALS:
FedEx will be responsible for the cost, as defined in Agreement DAC 96-29-M, of all material associated with this ASR. Except for parts that FedEx procures from MDC, FedEx will be responsible to provide the remaining parts on the ASR as expeditiously as possible. For those parts that FedEx procures from MDC, MDC will be responsible to provide those parts as expeditiously as possible. Any impact to schedule will be as mutually agreed between FedEx and MDC.

--------------------------------------------------------------------------------
MATERIAL PROVISIONING RESPONSIBILITY:   SCHEDULING IMPACT:
 / / MDC    / / FedEx
--------------------------------------------------------------------------------
ESTIMATED MATERIAL COST:                ESTIMATED MANHOURS:

--------------------------------------------------------------------------------
SCHEDULED REDELIVERY DATE:              MDC ENGINEERING:

--------------------------------------------------------------------------------
REVISED REDELIVERY DATE:                AGREED TO FIXED PRICE:

--------------------------------------------------------------------------------
OTHER:  (SPECIFY)




AUTHORIZED BY: ________________________________________     DATE: __________
                 FEDERAL EXPRESS CORPORATION

AUTHORIZED BY: ________________________________________     DATE: __________
                 MCDONNELL DOUGLAS CORPORATION


                                     EXH S-1